SMITH BARNEY CORE PLUS BOND FUND, INC.

Sub-Item 77E

Registrant incorporates by reference Registrant's Supplement to the Prospectus dated JUNE 2, 2005 filed on JUNE 2, 2005.
(Accession No. 0001193125-05-119196)